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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5550

The Alger Smid Cap Growth Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger SMid Cap Growth Portfolio

ANNUAL REPORT

DECEMBER 31, 2016

Table of Contents

ALGER SMID CAP GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	7
Portfolio Summary (Unaudited)	8
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	34
Additional Information (Unaudited)	35

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Shareholders' Letter (Unaudited)

December 31, 2016

Dear Shareholders,

The “Bandwagon Effect” Creates Attractive Opportunities
In 1848, circus entertainer Dan Rice used his wagon with a musical band to draw attention to his political campaign. As his campaign grew in success, other political candidates quickly jockeyed for a seat on Rice’s “bandwagon” to benefit from the entertainer’s growing popularity. Today, the expression “jumping on the bandwagon” refers to individuals following popular trends, such as fashion, entertainment, politics, and even investing. In many instances, as individuals jump on a bandwagon, their decisions appear to be prudent or timely as trends grow in popularity. Yet, a crowded bandwagon doesn’t imply success.
Rather, it is simply the result of mob psychology.

With investing, the bandwagon effect can create dangerous bubbles as investors shift their focus from corporate fundamentals and instead pursue the hottest performing category of stocks. This problem hasn’t escaped the attention of legendary portfolio managers. Indeed, noted investor Warren Buffett is famous for avoiding the bandwagon effect and for advising individuals to be greedy when others are fearful and to be fearful when others are greedy.

Calendar year 2016 was noteworthy due to the prevalence of the bandwagon effect, with two distinct and large momentum shifts occurring. Both involved investors ignoring corporate fundamentals and instead chasing the latest trends. For the year, the S&P 500
Index generated an 11.97% return.

For active portfolio managers such as Alger, who use in-depth, bottom-up research to identify and invest in companies with strong fundamentals and potential for generating earnings growth, 2016 was a double-edged sword. On one hand, the year included a challenging headwind that made it difficult to outperform market benchmarks. On the other hand, we believe that investors’ momentum trades and avoidance of stocks with strong fundamentals have resulted in growth companies having attractive valuations at the end of the reporting period. We maintain that low valuations on an aggregate level, such as for an index, style, or sector, have historically been an indicator of future outperformance. With that in mind, we believe that market conditions are highly favorable for investing in growth equities.

The First Bandwagon of 2016: High-Yield Dividends
Unprecedented levels of monetary stimulus across the globe, including asset purchases by central banks to lower interest rates, had a significant impact on bond markets in 2016.
Early in the year, an estimated $11 trillion in government fixed-income securities traded with negative yields, and in July, the 10-year U.S. Treasury bond reached a record low yield of
1.36%. The low yields supported an ongoing rotation into stocks with high dividends and a selloff of companies with potential for rewarding shareholders by growing their earnings.
The results were dramatic. According to data from research firm Northfield Information
Services, dividend yield was the best performing equity characteristic in 2016, while earnings per share growth was one of the worst performing characteristics. The variation among sectors was also significant during the first rotation, which was particularly strong during the first six months of the year. For that period, the Telecommunication Services and Utilities sectors generated 24.85% and 23.57% returns, respectively. In doing so, they were the strongest performing sectors within the S&P 500, which only generated a 3.82%
return. Broadly speaking, Telecommunication Services and Utilities stocks are well-known for generating steady income and high dividend yields; however, we maintain that over the long-term, they are unlikely to reward investors by growing their earnings. In contrast, sectors such as Information Technology, Health Care, and Consumer Discretionary are
characterized as primarily having companies that can grow their earnings by increasing productivity with innovative products. We believe that in-depth fundamental research can discover companies across sectors with strong potential for generating earnings growth but in many instances, the most attractive long-term investment opportunities occur among
Information Technology, Health Care, and Consumer Discretionary sectors. Yet, during the first six months of 2016, those sectors were among the worst performing categories within the S&P 500 with the -3.12% return of Information Technology being the weakest.

The Second Bandwagon: Cyclical and Inflation-Sensitive Stocks
Investors engaged in another significant rotation during the fourth quarter. Initially, an improving outlook for the U.S. and other economies coupled with expectations for higher inflation drove investors to jump on the bandwagon of cyclical stocks and stocks of companies that can benefit from higher interest rates. The election of Donald Trump, who has pledged to cut taxes, increase infrastructure spending, and slash regulations, substantially accelerated the pace of the investor rotation. Expectations of higher interest rates and the potential reform of banking regulations drove the Financials sector to a 21.09% return compared to the 3.84% return of the S&P 500. Rising oil prices, meanwhile, contributed to the Energy sector generating a 7.28% return and being the second-strongest performer in the S&P 500. The cyclical Industrials and Materials sectors were the third- and fourth-
strongest performers. In contrast, Health Care underperformed with a -6.50% return.
Information Technology and Consumer Discretionary, with 1.20% and 4.78% returns, respectively, also underperformed.

Viewing 2016 in its entirety also illustrates the scope of the bandwagon effect. For the year, the 27.29% return of Energy was more than twice the return of the S&P 500.
Telecommunication Services was the second-best performer with a 23.49% return.
Financials, Industrials, Materials, and Utilities were also among the top performing sectors.
Health Care, however, declined 2.40% and was the only sector to generate a loss. While
Information Technology outperformed with a 13.80% return, the 6.13% return of Consumer
Discretionary trailed the S&P 500. For our portfolios, investors’ strong preference for stocks with high dividends early in the year followed by the rotation into cyclical companies and inflation sensitive stocks resulted in Information Technology and Consumer Discretionary
sectors typically providing stiff headwinds to relative performance.

A Difficult Year Creates Attractive Market Conditions
One problem with jumping on a bandwagon is that your ride may take you into troubled areas and away from opportunities. We believe that the bandwagon behavior of investors last year has had that result. While we believe valuations for bond-like sectors and cyclical stocks are high by historical standards, we also believe prices for growth sectors are currently compelling, which could imply that stocks of companies with strong fundamentals are likely to outperform this year. In other words, investors who are enjoying the music of last year’s bandwagons may find themselves losing out if growth stocks outperform.

Within the S&P 500, price-to-earnings ratios (P/E) for Information Technology and Health
Care were 18% and 17%, respectively, below their 20-year medians as of the end of 2016.
Also among growth sectors, the Consumer Discretionary P/E was 3% below its 20-year median. In contrast, P/E ratios for Financials and Utilities were 12% and 11% above each sector’s 20-year median. Materials, Real Estate, and Industrials also traded at substantial premiums to their 20-year medians.

We believe growth stocks are also attractively valued relative to their value counterparts.
Growth equities typically trade at a substantial premium to value. Since the inception of the
Russell style indices in 1978, the Russell 1000 Growth Index has traded at a median P/E premium of approximately 40% to the Russell 1000 Value Index. With investors favoring value stocks and avoiding growth stocks in 2016, the premium has dropped to a near record low of only 12%. The PEG ratio, or the P/E divided by long-term earnings growth rates, for the Russell 1000 Growth Index is also attractive. It was at only 1.3 as of December 31, while the Russell 1000 Value PEG was substantially higher at 2.2.

The Road Ahead
Despite the slow and at times uneven pace of job creation and growth of industrial production following the subprime mortgage crisis, we believe that the U.S. economy is strong. With an unemployment rate of only 4.7%, we maintain that the labor market is at or near full employment. The high level of employment in the U.S. is supporting modestly higher inflation, which should help alleviate investors’ concerns over deflation.

Other factors such as consumer balance sheets are also encouraging. During the third quarter of 2016, the ratio of household debt payments to disposal income was 10.1%, which was close to the lowest level in 35 years. With consumer spending representing approximately
75% of U.S. gross domestic product, the low household debt service ratio could imply continuing strength for the economy.

In Washington, Trump’s proposals to reduce both personal and corporate tax rates while increasing government spending could result in $4 trillion in fiscal stimulus over a decade and provide additional support for equities. We estimate that a 10% reduction in the corporate tax rate could boost S&P 500 corporate earnings by 8%. The Tax Foundation, which is a nonpartisan research and educational organization, estimates that reduced taxes could result in wages increasing 5% faster than if no cuts were made. Capital stock, or business spending, furthermore, could increase 20% faster than the current growth rate.
In at least one example, cutting corporate rates had a big impact on business spending.
In the late 1990s, Ireland cut its tax rate by more than half and the ratio of investment to
GDP increased by approximately 400 basis points. Trump has also proposed policies that could encourage corporations to repatriate a portion of the $700 billion that is held in cash outside of the U.S. The total amount represents more than half of the cash held by corporations, so repatriation could provide substantial support to business investments and other shareholder friendly programs, such as stock repurchases, dividend payments, and mergers and acquisitions. However, the Trump proposals also present risk. For example, deficit hawks in Congress may seek to limit the scope of Trump’s proposed stimulus programs. Economic growth resulting from the potential fiscal stimulus, furthermore, may fall short of investors’ expectations and cause volatile market conditions. Trump’s plans to renegotiate trade deals are also likely to cause uncertainty among investors.

Rather than making big bets on which companies or sectors may benefit from Trump’s proposed policies, we urge our readers to instead employ strategies that use rigorous research to identify and invest in companies with attractive fundamentals, including the potential for generating strong earnings growth. As we have maintained since our founding in 1964, we believe that such companies are likely to outperform over the long term.

Portfolio Matters
The Alger SMid Cap Growth Portfolio returned 3.82% for the fiscal year ended December
31, 2016, compared to the 9.73% return of its benchmark, the Russell 2500 Growth Index.

During the year, the largest portfolio sector weightings were Information Technology and
Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. The Health Care and Consumer Staples sectors contributed to relative performance while Industrials and Materials were among sectors that detracted from results.

Intarcia Therapeutics, Inc.; Microsemi Corp.; Tesaro, Inc.; Burlington Stores, Inc.; and Cvent,
Inc. were top contributors to performance for the year. Microsemi designs, manufactures, and markets analog and mixed-signal semiconductor solutions. During the year, the company said it benefited from strong global optical demand, healthy industrial growth, and continued strengthening among communications customers. Improved manufacturing efficiencies were also expected to help the company increase its earnings.

Conversely, Palantir  Technologies,  Inc.,  Cl.  A; LendingClub Corp.; DexCom, Inc.; Pacira
Pharmaceuticals, Inc.; and Stamps.com, Inc. were top detractors from performance. During the reporting period, LendingClub struggled with the consequences of regulatory concerns and had several large investors leave its loan platform.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger SMid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date.
There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2016. Securities mentioned in the
Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

A Word About Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Portfolios that participate in leveraging, such as Alger SMid Cap Growth, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if the Portfolio had not borrowed. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The S&P 500 Index is an index of large company stocks considered repre-
sentative of the U.S. stock market.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The Russell 1000 Value Index measures the performance of those Russell
1000 companies with lower price-to-book ratios and lower forecasted growth values.
• The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Rus-
sell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

ALGER SMID CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth
Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from
January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2016. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	1/2/2008
Class I-2 (Inception 1/2/08)	3.82%	10.44%	n/a	3.94%
Russell 2500 Growth Index	9.73%	13.88%	n/a	8.27%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
December 31, 2016 (Unaudited)

Alger SMid Cap Growth
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	7.0%
Consumer Staples	2.9
Energy	3.1
Financials	10.6
Health Care	31.7
Industrials	7.6
Information Technology	32.1
Materials	0.9
Real Estate	2.5
Total Equity Securities	98.4
Short-Term Investments and Net Other Assets	1.6
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2016

COMMON STOCKS—84.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Digital Globe, Inc.*	535	$15,328
Hexcel Corp.	425	21,862
		37,190
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Ralph Lauren Corp.	293	26,464
APPAREL RETAIL—0.2%
Burlington Stores, Inc.*	94	7,966
APPLICATION SOFTWARE—6.6%
Blackbaud, Inc.	1,018	65,152
Mobileye NV*	2,847	108,527
Splunk, Inc.*	199	10,179
Tyler Technologies, Inc.*	266	37,977
		221,835
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
Affiliated Managers Group, Inc.*	175	25,427
WisdomTree Investments, Inc.	5,957	66,361
		91,788
AUTOMOBILE MANUFACTURERS—0.6%
Thor Industries, Inc.	189	18,909
BIOTECHNOLOGY—5.9%
ACADIA Pharmaceuticals, Inc.*	1,099	31,695
Incyte Corp.*	565	56,653
Neurocrine Biosciences, Inc.*	695	26,896
TESARO, Inc.*	256	34,427
Ultragenyx Pharmaceutical, Inc.*	672	47,248
		196,919
BREWERS—0.6%
Craft Brew Alliance, Inc.*	1,304	22,038
BUILDING PRODUCTS—1.2%
Allegion PLC.	649	41,536
COMMUNICATIONS EQUIPMENT—1.6%
F5 Networks, Inc.*	212	30,681
Finisar Corp.*	823	24,912
		55,593
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—2.0%
Wabtec Corp.	792	65,752
CONSUMER FINANCE—2.4%
LendingClub Corp.*	15,303	80,341
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Euronet Worldwide, Inc.*	344	24,916
DISTRIBUTORS—1.1%
LKQ Corp.*	1,164	35,677
ELECTRONIC COMPONENTS—2.8%
Dolby Laboratories Inc., Cl. A	1,340	60,555
Universal Display Corp.*	587	33,048
		93,603

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
FLIR Systems, Inc.	1,372	$49,653
FINANCIAL EXCHANGES & DATA—4.4%
IntercontinentalExchange Group, Inc.	1,177	66,406
MarketAxess Holdings, Inc.	544	79,925
		146,331
FOOD DISTRIBUTORS—1.3%
Performance Food Group Co.*	1,775	42,600
HEALTH CARE EQUIPMENT—9.8%
Abaxis, Inc.	622	32,823
ABIOMED, Inc.*	549	61,861
Cantel Medical Corp.	798	62,843
DexCom, Inc.*	1,204	71,879
Edwards Lifesciences Corp.*	530	49,661
Nevro Corp.*	541	39,309
Tactile Systems Technology, Inc.*	666	10,929
		329,305
HEALTH CARE SUPPLIES—0.7%
Neogen Corp.*	357	23,562
HEALTH CARE TECHNOLOGY—4.2%
Medidata Solutions, Inc.*	1,754	87,121
Veeva Systems, Inc., Cl. A*	1,325	53,928
		141,049
HOME ENTERTAINMENT SOFTWARE—2.3%
Activision Blizzard, Inc.	762	27,516
Take-Two Interactive Software, Inc.*	997	49,142
		76,658
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
WageWorks, Inc.*	363	26,317
INTERNET SOFTWARE & SERVICES—6.4%
Cornerstone OnDemand, Inc.*	409	17,305
GrubHub, Inc.*	2,125	79,943
LogMeIn, Inc.	237	22,882
Match Group, Inc.*	2,820	48,222
Palantir Technologies, Inc., Cl. A*,@	3,818	23,213
Q2 Holdings, Inc.*	831	23,974
		215,539
LIFE SCIENCES TOOLS & SERVICES—3.6%
Bio-Techne Corp.	871	89,565
Luminex Corp.*	1,601	32,388
		121,953
MOVIES & ENTERTAINMENT—1.6%
Lions Gate Entertainment Corp., Cl. A	1,029	27,680
Lions Gate Entertainment Corp., Cl. B*	1,100	26,994
		54,674
OIL & GAS DRILLING—1.1%
Helmerich & Payne, Inc.	492	38,081
OIL & GAS EXPLORATION & PRODUCTION—2.0%
Diamondback Energy, Inc.*	163	16,473

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co.	177	$31,872
Whiting Petroleum Corp.*	1,585	19,052
		67,397
PACKAGED FOODS & MEATS—1.0%
Hain Celestial Group, Inc.*	871	33,995
PHARMACEUTICALS—0.8%
Aerie Pharmaceuticals, Inc.*	679	25,700
RESTAURANTS—2.7%
Shake Shack, Inc., Cl. A*	2,515	90,012
SEMICONDUCTORS—5.2%
Cavium Networks, Inc.*	570	35,591
Microsemi Corp.*	1,150	62,066
Monolithic Power Systems, Inc.	324	26,545
Skyworks Solutions, Inc.	665	49,649
		173,851
SPECIALTY CHEMICALS—0.9%
WR Grace & Co.	446	30,167
SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	428	30,238
ServiceNow, Inc.*	429	31,892
		62,130
TRADING COMPANIES & DISTRIBUTORS—1.8%
Fastenal Co.	372	17,476
HD Supply Holdings, Inc.*	978	41,575
		59,051
TRUCKING—0.7%
Old Dominion Freight Line, Inc.*	290	24,879
TOTAL COMMON STOCKS
(Cost $2,614,920)		2,853,431
PREFERRED STOCKS—9.9%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Prosetta Biosciences, Inc., Series D*,@,(a)	10,615	35,879
INTERNET SOFTWARE & SERVICES—3.2%
Palantir Technologies, Inc., Cl. B*,@	15,569	94,660
Palantir Technologies, Inc., Cl. D*,@	2,028	12,330
		106,990
PHARMACEUTICALS—5.6%
Intarcia Therapeutics, Inc., Series DD*,@	3,330	189,210
TOTAL PREFERRED STOCKS
(Cost $271,826)		332,079
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp.* @	335	–
(Cost $0)		–

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2016 (Continued)

MASTER LIMITED PARTNERSHIP—1.1%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
The Blackstone Group LP.	1,354	$36,599
(Cost $32,327)		36,599
REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
SPECIALIZED—2.5%
Crown Castle International Corp.	603	52,322
Lamar Advertising Co., Cl. A	477	32,074
		84,396
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $85,621)		84,396
Total Investments
(Cost $3,004,694)(b)	98.4%	3,306,505
Other Assets in Excess of Liabilities	1.6%	52,232
NET ASSETS	100.0%	$3,358,737

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities Note 10.
(b) At December 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,071,378, amounted to $235,127 which consisted of aggregate gross unrealized appreciation of $380,482 and aggregate gross unrealized depreciation of $145,355.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	12/31/2016
Intarcia Therapeutics, Inc., Series
DD	03/27/14	$107,859	0.15%	$189,210	5.63%
Palantir Technologies, Inc., Cl. A	10/07/14	24,844	0.05%	23,213	0.69%
Palantir Technologies, Inc., Cl. B	10/07/14	102,809	0.22%	94,660	2.82%
Palantir Technologies, Inc., Cl. D	10/14/14	13,390	0.03%	12,330	0.37%
Prosetta Biosciences, Inc., Series
D	02/06/15	47,768	0.03%	35,879	1.07%
Dyax Corp.	06/26/15	0	0.00%	0	0.00%
Total				$355,292	10.58%

Industry classifications are unaudited.
See Notes to Financial Statements

ALGER SMID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2016

Alger SMid Cap
Growth Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedule of investments	$3,270,626
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	35,879
Receivable for investment securities sold	272,592
Receivable for shares of beneficial interest sold	341
Dividends and interest receivable	391
Receivable from Investment Manager	7,586
Prepaid expenses	5,291
Total Assets	3,592,706

LIABILITIES:
Bank overdraft	205,504
Accrued investment advisory fees	2,527
Accrued transfer agent fees	1,299
Accrued administrative fees	86
Accrued shareholder administrative fees	31
Accrued other expenses	24,522
Total Liabilities	233,969
NET ASSETS	$3,358,737

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,175,581
Undistributed net realized gain (accumulated realized loss)	(118,655)
Net unrealized appreciation on investments	301,811
NET ASSETS	$3,358,737
* Identified cost	$2,956,926
** Identified cost	$47,768
See Notes to Financial Statements.

ALGER SMID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2016 (Continued)

Alger SMid Cap
Growth Portfolio

NET ASSETS BY CLASS:
Class I-2	$3,358,737

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	1,850,286

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$1.82
See Notes to Financial Statements.

ALGER SMID CAP GROWTH PORTFOLIO
Statement of Operations For the year ended December 31, 2016

Alger SMid Cap
Growth Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$23,686
Interest	144
Total Income	23,830

EXPENSES:
Advisory fees — Note 3(a)	28,201
Shareholder administrative fees — Note 3(f)	348
Administration fees — Note 3(b)	958
Dividends on securities sold short	29
Custodian fees	48,293
Interest expenses	12
Transfer agent fees and expenses — Note 3(f)	5,766
Printing fees	10,682
Professional fees	29,731
Registration fees	9,057
Trustee fees — Note 3(g)	149
Miscellaneous	3,025
Total Expenses	136,251
Less, expense reimbursements/waivers — Note 3(a)	(101,731)
Net Expenses	34,520
NET INVESTMENT LOSS	(10,690)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	145,151
Net change in unrealized (depreciation) on investments and foreign currency	(9,588)
Net realized and unrealized gain on investments and foreign currency	135,563
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,873
* Foreign withholding taxes	$55
See Notes to Financial Statements.

ALGER SMID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets

	Alger SMid Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Net investment loss	$(10,690)	$(161,509)
Net realized gain on investments and foreign currency	145,151	7,098,743
Net change in unrealized depreciation on investments and
foreign currency	(9,588)	(7,637,816)
Net increase (decrease) in net assets resulting from operations	124,873	(700,582)

Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	(6,421,025)	(1,285,881)
Total dividends and distributions to shareholders	(6,421,025)	(1,285,881)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	6,087,093	(42,999,130)
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	6,087,093	(42,999,130)
Total decrease	(209,059)	(44,985,593)

Net Assets:
Beginning of period	3,567,796	48,553,389
END OF PERIOD	$3,358,737	$3,567,796
Undistributed net investment income (accumulated loss)	$—	$—
See Notes to Financial Statements.

ALGER SMID CAP GROWTH PORTFOLIO
Statement of Cash Flows For the year ended December 31, 2016

Alger SMid Cap
Growth Portfolio

INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets resulting from operations	$124,873

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(6,207,465)
Proceeds from disposition of investment securities	6,220,889
Decrease in interest and dividends receivable	36,182
Decrease in prepaid expenses	6,445
Decrease in receivable from Investment Advisor	957
Decrease in accrued expenses	(12,421)
Unrealized depreciation on investments and currencies	9,588
Realized loss on investments and currencies	(134,932)
Net cash provided by operating activities	(80,757)

Cash flows from financing activities:
Proceeds from shares sold	311,654
Payments on shares redeemed	(645,623)
Net cash used in financing activities	(333,969)

Net decrease in cash	(289,853)

Cash/(Bank overdraft):
Beginning balance	84,349
Ending balance	$(205,504)
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $6,421,025.
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Portfolio			Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net asset value, beginning of period	$4.75	$7.50	$9.81	$9.02	$8.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.03)	(0.02)	(0.01)	–
Net realized and unrealized gain (loss) on
investments	5.78	(0.03)	0.49	2.87	1.23
Total from investment operations	5.77	(0.06)	0.47	2.86	1.23
Distributions from net realized gains	(8.70)	(2.69)	(2.78)	(2.07)	(0.81)
Net asset value, end of period	$1.82	$4.75	$7.50	$9.81	$9.02
Total return	3.82%	(0.41)%	4.90%	32.22%	14.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,359	$3,568	$48,553	$76,253	$66,621
Ratio of gross expenses to average net assets	3.91%	1.16%	1.10%	1.07%	1.08%
Ratio of expense reimbursements to average net
assets	(2.92)%	(0.17)%	(0.11)%	(0.08)%	(0.09)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net
assets	(0.31)%	(0.43)%	(0.16)%	(0.08)%	(0.01)%
Portfolio turnover rate	187.11%	121.47%	96.90%	94.55%	94.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger SMid Cap Growth
Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Portfolio’s investments, as presented in the accompanying
Schedule of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-
classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment advisor, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own as-
sumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment advisor.
The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of
Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
Dividends from net investment income are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2013-2016. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
(k) Recent Accounting Pronouncements: Statement of Cash Flows (“ASU 2016-18”) - In
November 2016, the Financial Accounting Standards Board issued Accounting Standards
Update “Restricted Cash” which will require entities to include the total of cash, cash

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for the fiscal years beginning after December 15, 2017, and the interim period within those years. Management is evaluating the impact, if any, of this guidance on the
Portfolio’s Statement of Cash Flows.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
December 31, 2016, is set forth below under the heading “Actual Rate.”

		Tier 1	Tier 2	Actual Rate
	Alger SMid
	Cap Growth
	Portfolio(a)	0.810%	0.750%	0.81%

(a)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established an expense cap for the Portfolio. Alger Management will reimburse the Portfolio if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2017. For the year ended December 31, 2016, Alger Management reimbursed management fees of the Portfolio totaling $101,731.

Alger Management may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Brokerage Commissions: During the year ended December 31, 2016, the Portfolio paid Fred
Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”)
and an affiliate of Alger Management, $2,000, in connection with securities transactions.
(d) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2016.
(e) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

of Alger Management and the Distributor.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: From January 1, 2016 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”) received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of
Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with funds that have a common investment advisor. For the year ended December 31, 2016, the
Portfolio had no such purchases and sales.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2016, were as follows:

	PURCHASES	SALES
Alger SMid Cap Growth Portfolio	$6,431,192	$6,677,087

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(d). For the year ended December 31, 2016, the Portfolio had the following borrowings from its custodian.

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger SMid Cap Growth Portfolio	$2,322	2.74%

The highest amount borrowed from its custodian during the year ended December 31,
2016, for the Portfolio was as follows:

HIGHEST BORROWING
Alger SMid Cap Growth Portfolio	$231,579

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2016 and the year ended December 31,
2015, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2016		DECEMBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	68,547	$311,691	820,573	$6,447,814
Dividends reinvested	1,261,498	6,421,025	273,592	1,285,881
Shares redeemed	(230,236)	(645,623)	(6,816,250)	(50,732,825)
Net increase (decrease)	1,099,809	$6,087,093	(5,722,085)	$(42,999,130)

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended December 31, 2016 and the year ended December 31, 2015 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2016	DECEMBER 31, 2015
Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$6,421,025	$1,285,881
Total distributions paid	$6,421,025	$1,285,881

As of  December 31, 2016 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	$10,322
Net accumulated earnings	10,322
Capital loss carryforwards	(62,293)
Net unrealized appreciation	235,127
Total accumulated earnings	$183,156

At December 31, 2016, the Portfolio, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Alger SMid Cap
Expiration Dates	Growth Portfolio
2017	$62,293
Total	62,293

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 (Post Act) will not be subject to expiration. In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2016 the Portfolio utilized $62,293 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation)
is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2016:

Alger SMid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$10,690
Accumulated net realized gain (accumulated realized loss)	$(7,109)
Paid-in Capital	$(3,581)

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2016, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$233,702	$233,702	—	—
Consumer Staples	98,633	98,633	—	—
Energy	105,478	105,478	—	—
Financials	318,460	318,460	—	—
Health Care	838,488	838,488	—	—
Industrials	254,725	254,725	—	—
Information Technology	973,778	950,565	—	23,213
Materials	30,167	30,167	—	—
TOTAL COMMON STOCKS	$2,853,431	$2,830,218	—	$23,213
MASTER LIMITED PARTNERSHIP
Financials	36,599	36,599	—	—
PREFERRED STOCKS
Health Care	225,089	—	—	225,089
Information Technology	106,990	—	—	106,990
TOTAL PREFERRED STOCKS	$332,079	—	—	$332,079
REAL ESTATE INVESTMENT TRUST
Real Estate	84,396	84,396	—	—
RIGHTS
Health Care	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$3,306,505	$2,951,213	—	$355,292

*The Portfolio’s holdings of Dyax Corp.’s Inc. rights are classified as a Level 3 investment and fair valued at zero as of December 31, 2016.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2016	$38,562
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(15,349)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2016	23,213
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2016	$(15,349)

Alger SMid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2016	$351,184
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(19,105)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2016	332,079
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2016	$(19,105)

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Portfolio	Rights
Opening balance at January 1, 2016	$—
Transfers into Level 3	—	*
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2016	—	*
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2016	$—

*The Portfolio’s Level 3 rights are fair valued at zero at the end of the period.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	December 31,	Valuation	Unobservable			Weighted
	2016	Methodology	Input	Range		Average
Alger SMid Cap Growth Portfolio
Common Stocks	23,213	Income	Revenue Multiple	9x	-17x	N/A
		Approach	Discount Rate	20%		N/A
			Scenario Probability	10-50%		N/A
			Time to Exit	1.1-3.1 Years		N/A
Preferred Stocks	142,869	Income	Revenue Multiple	9x	-17x	N/A
		Approach	Discount Rate	20.0-40.5%		24.63%
			Scenario Probability	10-50%		N/A
			Time to Exit	1.1-3.1 Years		N/A
Preferred Stocks	189,210	Market	Scenario Probability	80 to 100%		N/A
		Approach	Time to Exit	2.5 Years		N/A
			Volatility	88.30%		N/A

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On December 31, 2016 there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2016, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Bank overdraft:	$ (205,504)	—	$ (205,504)	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 –
Derivatives and Hedging requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indices. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments for the year ended December 31, 2016.

NOTE 10 — Risks:
As of December 31, 2016, the Portfolio invested a significant portion of its assets in securities in the Health Care and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities. The Portfolio is a

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

diversified fund, and does not concentrate in any industry. Sector and industry weightings will vary.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the
Portfolio.

The Portfolio invests in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Portfolio may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Portfolio may be required to hold these positions for several years, if not longer, regardless of adverse price movements.
Such positions may cause the Portfolio to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended December 31, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	December	Dividend	Gain	December
Security	2015	Conversion	Conversion	31, 2016	Income	(Loss)	31, 2016

Alger SMid Cap Growth Portfolio
Preferred Stocks
Prosetta Biosciences,
Inc.	10,615	–	–	10,615	–	–	$35,879

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to
December 31, 2016 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure other than it is anticipated that Alger Associates, Inc., the parent company of Fred Alger Management, Inc., the
Fund’s investment adviser (“Alger Management”), will acquire Weatherbie Capital, LLC
(“Weatherbie”) on March 1, 2017 (the “Transaction”). After the Transaction, Weatherbie
will be a wholly-owned subsidiary of Alger and an affiliate of Alger Management. The
Fund’s board has approved, subject to the closing of the Transaction, Alger Management’s engagement of Weatherbie as sub-adviser to the Fund, effective on or about March 1, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Portfolios and the Shareholders of the Alger SMid
Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alger SMid Cap Growth Portfolio (the “Fund”), one of the portfolios included in The Alger Portfolios as of December 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Alger SMid Cap Growth Portfolio of The Alger Portfolios as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
New York, New York
February 23, 2017

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2016 and ending December 31, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
			Expenses		Expense Ratio
			Paid During		For the
	Beginning	Ending	the Six Months		Six Months
	Account	Account	Ended		Ended
	Value	Value	December 31,		December 31,
	July 1, 2016	December 31, 2016	2016	(a)	2016	(b)
Alger SMid Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,047.06	$5.09		0.99%
Hypothetical(c)	1,000.00	1,020.16	5.03		0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Trustees and Officers of the Fund
Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (55)	Fundraising Consultant, Schultz & Williams;	2003	25
	Trustee, Pennsylvania Ballet; Formerly Director of
	Development, Pennsylvania Ballet 2004-2013.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (63)	Managing Director of North Castle Partners,	2000	25
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (71)	Associate Vice President for Principal Gifts at	2000	25
	Harvard University since 2008; Formerly Senior
	Associate Dean for Development in the Faculty
	of Arts and Sciences, and Deputy Director of the
	Harvard College Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (54)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (79)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (52)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (51)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (51)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (61)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (55)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (46)	Senior Vice President and Chief Compliance Officer	2014	N/A
Chief Compliance Officer	of Alger Management since 2014. Formerly, Vice
	President of Compliance, Fidelity Investments from
	2005 to 2014.
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student from 2010 to 2013.

The Statement of Additional Information contains additional information about the Fund’s
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 27, 2016, the Trustees, including the
Independent Trustees, unanimously approved renewal with respect to the Alger SMid
Cap Growth Portfolio (the “Portfolio”) of the Investment Advisory Agreement (the
“Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger
Inc.”), from their relationship with the Portfolio, and (iv) the extent to which economies of scale would be realized if and as the Portfolio grows and whether the fee levels in the
Agreement reflected such economies of scale. These materials included a presentation and analysis of the Portfolio and Alger Management’s services by FUSE Research Network
LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance
Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Portfolio.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided to the Portfolio by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Portfolio investment management and distribution personnel), and the materials provided at the meeting. They noted that under the
Agreement Alger Management is responsible for managing the investment operations of the
Portfolio. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolio. They also considered the resources and practices of Alger Management in managing the Portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of the Portfolio had been consistent with those of a growth-oriented fund. They also noted that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures.
The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Portfolio are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs with respect to the Portfolio are provided separately under a Fund Administration
Agreement and a Shareholder Administrative Services Agreement between the Fund and
Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolio. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the
Trustees by Alger Management throughout the preceding year, the Trustees reviewed the
Portfolio’s returns for the year-to-date (at 6/30/16), second-quarter of 2016, 1-, 3-, and
5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/16, and compared them with benchmark and peer-group data for the same periods. They noted that while the Portfolio’s performance had fallen below its peer medians and benchmark for the year-to-date, 3- and 5-year periods, it had surpassed the median for its peers and exceeded its benchmark in the most recent quarter and had also surpassed its peer median (but not its benchmark) for the full year ended
6/30/16, suggesting that such improvement might be repeated in the future. Representatives of Alger Management discussed with the Trustees the recent performance of the Portfolio.
The Trustees noted the comment from FUSE that the well-known company sourcing the ratings on which the FUSE analysis was based lacks a small cap/mid cap blend category, so that the Portfolio is classified as “mid cap growth,” with a risk of producing inaccurate or undependable peer rankings. Also, the Trustees were mindful of the point, alluded to in the discussion, that the current market in equity securities favors dividend-paying equities rather than pure growth stocks, a trend directly contrary to the Alger investment approach and tending to depress the prices of growth stocks as compared with those of dividend stocks. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolio was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Portfolio's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison,
FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the
Portfolio’s advisory fee exceeded the applicable median by a relatively small amount. Similarly, the expense ratio for the Portfolio’s single share class fell low in the quartile above the peer median; in that regard, the Trustees noted that the class’s assets of less than $15 million at
6/30/16 were relatively modest in amount, so that the class may have suffered somewhat in overall comparison with its peers, and that Alger Management had committed to expense-
reimbursement provisions that capped the Portfolio’s expense ratio at a specified level. The
Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolio because of the differences in services provided by Alger Management to those types of clients as opposed to the Portfolio, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates with respect to the Portfolio, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Portfolio's profitability to Alger Management and its affiliates for the year ended June 30, 2016. After discussing with representatives of the Adviser and FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger
Management’s and its affiliates’ relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolio and its operations is such that Alger Management is likely to realize economies of scale in the management of the Portfolio at some point as (and if) it grows in size. In that connection, they noted that the applicable advisory fee schedule in the Agreement includes a fee reduction for the Portfolio at a specified Portfolio asset level (“breakpoint”); this has the effect of lowering the Portfolio’s overall management fee as the Portfolio grows past the breakpoint, thus sharing with the Portfolio’s shareholders economies of scale achieved by
Alger Management in managing the growing Portfolio.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Portfolio. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Portfolio’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2016, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Portfolio under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Portfolio’s equity brokerage and receives shareholder servicing fees from the Portfolio as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Portfolio. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

information to make an informed business decision regarding renewal, with respect to the Portfolio, of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided to the Portfolio by Alger Management are adequate and appropriate.
• The Board determined that the Portfolio’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Portfolio was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio. The Trustees noted that Alger Management had committed to expense-reimbursement provisions that capped the Portfolio’s expense ratio at a specified level.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio as (and if) it grew in size and determined that the fee breakpoint in the Agreement provided a means by which Alger Management would share the benefits of such economies with Portfolio shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to the Portfolio that renewal of the Investment
Advisory Agreement was in the best interests of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Sub-Advisory Agreement Approval
At an in-person meeting held on December 13, 2016, the Trustees, including the Independent
Trustees, unanimously approved a Sub-Investment Advisory Agreement (the “Agreement”)
between Fred Alger Management, Inc. (“Alger Management”), the Trust’s investment adviser, and Weatherbie Capital, LLC (“Weatherbie”), a registered investment adviser, with respect to the Alger SMid Cap Growth Portfolio (the “Fund”), a series of the Trust. The
Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

The Trustees had been informed that, in the near future, Alger Associates, Inc., the indirect parent of Alger Management, intended to acquire all of the outstanding interests in Weatherbie, whereupon Alger Management would, assuming prior approval of the
Agreement by the Trustees, appoint Weatherbie sub-adviser to the Fund, and delegate certain of its investment advisory responsibilities to Weatherbie, by entering into the Agreement.

In evaluating the Agreement, the Trustees drew on materials provided to them by Alger
Management and Weatherbie. The Weatherbie materials included a detailed written account of the firm’s history, investment management personnel, investment philosophy and practices, and historic investment performance. The Trustees also reviewed the proposed
Agreement itself as well as a reasoned opinion from Fund counsel addressing certain applicable legal topics, and drew upon discussions with Alger Management, held at an earlier meeting, of the proposed sub-advisory arrangement with Weatherbie. Matthew A.
Weatherbie, the founder, President, Chief Executive Officer and Senior Portfolio Manager
of the firm, was present at the meeting and, following introductory remarks, responded to questions from the Trustees.

The Trustees noted that, under the terms of the Agreement, Weatherbie would, under the supervision of Alger Management, manage all or a portion of the Fund’s assets as allocated by Alger Management, in return for a fee representing a specified percentage of the net asset value of the managed assets. The fee would be paid by Alger Management out of its own resources.

In their evaluation of the Agreement, the Trustees focused primarily upon the nature, extent and quality of the services to be provided by Weatherbie under the Agreement and the fee to be paid to Weatherbie. The Trustees did not regard other subjects normally addressed in evaluations of advisory agreements, such as profitability of the relationship to the adviser and economies of scale expected to be realized, as relevant or appropriate under the circumstances.

Nature, Extent and Quality of Services; Investment Performance. In considering the nature, extent and quality of the services to be provided by Weatherbie pursuant to the Agreement, the Trustees relied on the foregoing materials and discussions with
Mr. Weatherbie and Alger Management personnel. They noted Weatherbie’s extensive background and resources as an investment management company in general and with respect to small-and mid-cap growth stocks, which represent the primary focus of the
Fund’s investments, in particular, and the experience and qualifications of the Weatherbie

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

personnel who would be providing portfolio management services to the Fund. As to performance history, they noted that, in the performance data provided in the materials, the firm’s Specialized Growth Composite, a portfolio of small- and midcap growth stocks (net of management fees), had surpassed the Russell 2000 Growth Index over the short and long term periods, although it trailed the index in mid-range periods. The Trustees were satisfied with the performance as reported and concluded that Weatherbie’s experience, resources and strength in areas of importance to the Fund would be considerable.

Sub-advisory Fee; Profitability; Economies of Scale. In evaluating the sub-advisory fee to be paid to Weatherbie, the Trustees did not consider the profitability of the Agreement to Weatherbie or the topic of economies of scale, having determined that these topics were at the outset prospective and speculative only and, in any event, could be appropriately addressed in the course of the annual review of the Trust’s Investment Advisory Agreement with Alger Management with respect to the Fund. As to the sub-advisory fee itself, the
Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Weatherbie would be providing to the Fund and of the fee to be paid by the
Fund to Alger Management, which they had determined at their September meeting was fair and reasonable, there was no reason not to conclude that the sub-advisory fee to Weatherbie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-
advisory fee excessive. In that connection, they noted that, by virtue of its ability under the
Agreement to allocate trades in the securities making up the managed assets, Weatherbie would be in a position to receive soft-dollar benefits from selected brokers, and determined to consider such benefits in subsequent evaluations of the Agreement. Based on their general familiarity with such matters as discussed in the industry, the Trustees considered the
Agreement, including the sub-advisory fee, to be unexceptional, while meeting the needs of the Fund, and therefore did not consider it necessary to compare the Agreement specifically with other arrangements.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he/
she had been furnished with sufficient information to make an informed business decision with respect to approval of the Agreement. Based on its discussions and considerations as described above, the Board made the following determinations:

• The Board concluded that the nature, extent and quality of the services to be provided by Weatherbie were likely to be appropriate and satisfactory and that
Weatherbie’s performance history was satisfactory and promising.
• The Board concluded that the fee to be paid to Weatherbie by Alger Management was fair and reasonable.
• The Board determined that attention to economies of scale would be more appropriately paid in the context of a review of the Fund’s investment advisory agreement with Alger Management.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the proposed Sub-Investment Advisory
Agreement between Alger Management and Weatherbie with respect to the Fund was in the best interests of the Fund and its shareholders.

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolio’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President or
Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER PORTFOLIOS | Alger SMid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio
EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-
end top ten contributors to and detractors from performance, breakdown of High Unit
Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger SMid
Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

SMidCapAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2016	$23,500
December 31, 2015	$22,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2016	$4,800
December 31, 2015	$4,700

d) All Other Fees:
December 31, 2016	$1,920
December 31, 2015	$1,443

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2016	$219,975 , €93,631
December 31, 2015	$191,042 , €69,347

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Smid Cap Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: February 22, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 22, 2017